Execution Version
THIRTY-FIRST AMENDMENT TO
FIRST LIEN ISDA 2002 MASTER AGREEMENT
This THIRTY-FIRST AMENDMENT TO FIRST LIEN ISDA 2002 MASTER AGREEMENT (this “Amendment”) is entered into as of April 26, 2023, by and among U.S. OIL & REFINING CO., a Delaware corporation (“Party B”) and MERRILL LYNCH COMMODITIES, INC., a Delaware corporation (“Party A”) and is acknowledged and agreed to by the Guarantors signatory hereto. Capitalized terms used but not defined in this Amendment have the meanings assigned to them in the First Lien ISDA Master Agreement (as defined below).
RECITALS
WHEREAS, Party A has entered into certain intermediation arrangements with Party B pursuant to the terms of that certain First Lien ISDA 2002 Master Agreement, dated as of March 17, 2016, by and between Party A and Party B (including the schedule, exhibits, attachments and annexes thereto and the transactions thereunder, and as amended by that certain First Amendment to First Lien ISDA 2002 Master Agreement, dated as of July 18, 2016, that certain Second Amendment to the First Lien ISDA 2002 Master Agreement, dated as of September 29, 2016, that certain Third Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 1, 2017, that certain Fourth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of March 13, 2018, that certain Fifth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of June 5, 2018, that certain Sixth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of September 1, 2018, that certain Seventh Amendment to the First Lien ISDA 2002 Master Agreement, dated as of October 2, 2018, that certain Eighth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of January 11, 2019, that certain Ninth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of November 1, 2019, that certain Tenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 21, 2020, that certain Eleventh Amendment to the First Lien ISDA 2002 Master Agreement, dated as of July 28, 2020, that certain Twelfth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 1, 2021, that certain Thirteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 11, 2021, that certain Fourteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 27, 2021, that certain Fifteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of August 16, 2021, that certain Sixteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of August 24, 2021, that certain Seventeenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of October 22, 2021, that certain Eighteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of December 17, 2021, that certain Nineteenth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of February 24, 2022, that certain Twentieth Amendment to the First Lien ISDA 2002 Master Agreement, dated as of March 9, 2022, that certain Twenty-First Amendment to the First Lien ISDA 2002 Master Agreement, dated as of March 25, 2022, that certain Twenty-Second Amendment to the First Lien ISDA 2002 Master Agreement, dated as of April 21, 2022, that certain Twenty-Third Amendment to the First Lien ISDA 2002 Master Agreement, dated as of May 9, 2022, that certain Twenty-Fourth Amendment to First Lien ISDA 2002 Master Agreement, dated as of May 17, 2022, that certain Twenty-Fifth Amendment to First Lien ISDA 2002 Master Agreement, dated as of June 27, 2022, that certain Twenty-Sixth Amendment to First Lien ISDA 2002 Master Agreement, dated as of August 11, 2022, that certain Twenty-Seventh Amendment to

First Lien ISDA 2002 Master Agreement, dated as of November 2, 2022, that certain Twenty-Eighth Amendment to First Lien ISDA 2002 Master Agreement, dated as of January 3, 2023, that certain Twenty-Ninth Amendment to First Lien ISDA 2002 Master Agreement, dated as of January 25, 2023, that certain Thirtieth Amendment to First Lien ISDA 2002 Master Agreement, dated as of February 28, 2023 and as subsequently further amended, restated, supplemented, replaced or otherwise modified from time to time, the “First Lien ISDA Master Agreement”); and
WHEREAS, the parties desire to amend certain defined terms, as specified in the First Lien ISDA Master Agreement; and
WHEREAS, Party A and Party B have identified and desire to make certain additional changes to the First Lien ISDA Master Agreement solely on the terms and conditions set forth herein, subject to the conditions and in reliance on the representations set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein and in the Transaction Documents and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:
SECTION 1. Amendments. Effective on and after the Effective Date (as defined below) the First Lien ISDA Master Agreement is hereby amended as follows:
1.1    Part 16(a)(xiv) of the First Lien ISDA Master Agreement is hereby amended and restated in its entirety to read as follows:

“Liens on the Collateral (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date), securing Indebtedness contemplated by clause (iii) of the definition of Specified Par LLC Indebtedness, which, for the avoidance of doubt, shall exclude any Intermediation Collateral (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date), including the Collateral as defined herein.”

1.2    The definition of “Specified Par LLC Indebtedness” in Part 20 of the First Lien ISDA Master Agreement is deleted in its entirety and amended and restated as follows:

““Specified Par LLC Indebtedness” means the following Indebtedness of Party B, any Guarantor and Par Petroleum Finance Corp., if a co-issuer of such Indebtedness:

(i) Indebtedness when, upon incurrence of such Indebtedness, the “Fixed Charge Coverage Ratio” (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date) would have been at least 2.00 to 1.00 as determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) in accordance with Section (c) of the definition of “Permitted Indebtedness” (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date);

(ii) Indebtedness, provided that after giving effect to the incurrence of any such Indebtedness, the aggregate principal amount of all Indebtedness of Par LLC incurred under and in reliance on this clause (ii), including any extension, refinance, renewal or replacement of any such Indebtedness, does not exceed, at any one time outstanding, the greater of $100 million and 2.5% of Par LLC’s Total Assets (as defined in the Term Loan Agreement as in effect on the 31st Amendment Effective Date) determined as of the date of such incurrence in accordance with the Term Loan Agreement;

(iii) Indebtedness under the ABL Credit Agreement; provided, that the aggregate principal amount of the ABL Credit Agreement (with letters of credit being deemed to have a principal amount equal to the maximum undrawn amount), shall not exceed $150.0 million outstanding at any time; provided that (1) on and after the occurrence of the Billings Acquisition Increase Date (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date), without giving effect to any waiver of any condition to such Billings Acquisition Increase Date (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date) set forth in Section 2.2(b) of the ABL Credit Agreement as in effect on the 31st Amendment Effective Date, the aggregate principal amount permitted to be outstanding in respect of the ABL Credit Agreement at any time shall be increased by an amount equal to the lesser of (x) $450.0 million and (y) the amount of the applicable Billings Acquisition Increase (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date) and (2) on and after the occurrence of an Increase Date (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date), without giving effect to any waiver of any condition to such Increase Date set forth in Section 2.14(b) of the ABL Credit Agreement as in effect on the 31st Amendment Effective Date, the aggregate principal amount permitted to be outstanding in respect of the ABL Credit Agreement at any time shall be increased by an amount equal to the lesser of (x) $250.0 million and (y) the amount of the applicable Increase (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date); provided, however, that (A) the proceeds of any such Increase described in this clause (2) shall not be used in connection with any Acquisition (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date) or to finance ongoing working capital with respect to any business or assets acquired in connection with any Acquisition (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date), and (B) prior to any such Increase described in this clause (2), Party B shall deliver to Party A a certificate of a Responsible Officer certifying that the proceeds of such Increase (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date) will not be used to finance an Acquisition (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date) on or about the applicable Increase

Date (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date). Notwithstanding anything to the contrary herein, Party B may, with the prior written consent of Party A, use the proceeds of any Increase (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date) described in clause (2) hereof in connection with any Acquisition (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date) or to finance ongoing working capital with respect to any business or assets acquired in connection with any Acquisition (as defined in the ABL Credit Agreement as in effect on the 31st Amendment Effective Date).”

1.3    The following defined term in Part 20 of the First Lien ISDA Master Agreement is hereby deleted in its entirety, and amended and restated as follows:
““ABL Credit Agreement” means that certain Asset-Based Revolving Credit Agreement, dated as of April 26, 2023, among Par Pacific Holdings, Inc., a Delaware corporation, Par Petroleum, LLC, a Delaware limited liability company, as a borrower, the other borrowers party thereto, the guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the banks and other financial institutions party thereto (as such agreement is in effect on the 31st Amendment Effective Date).”
1.4    Part 20 of the First Lien ISDA Master Agreement is hereby amended by inserting the following defined term thereto in the appropriate alphabetical order:
““31st Amendment Effective Date” means April 26, 2023.”
SECTION 2.     Conditions Precedent to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) upon which each of the conditions set forth in this Section 2 have been satisfied or waived by Party A (as determined by Party A in its sole discretion):
2.1    Effective Date Documentation. Each of the parties hereto shall have executed and delivered this Amendment.
2.2    Representations and Warranties. On and as of the Effective Date, after giving effect to this Amendment, each of the representations and warranties of Party B in Section 3 hereof shall be true and correct in all material respects.
SECTION 3.     Representations and Warranties of Party B. To induce Party A to enter into this Amendment, Party B hereby represents and warrants as follows:
3.1     Authority; No Conflicts. The execution, delivery and performance by Party B of this Amendment and any other documentation relating to this Amendment to which it is a party is within Party B’s organizational powers, has been duly authorized by all necessary action, and does not (a) require any consent or approval of any holders of Equity Interests of Party B, other than those already obtained; (b) violate, contravene or conflict with or result in a breach of any provision of any of the Organizational Documents (as defined in the Collateral Agreement) of Party B, the First Lien ISDA Master Agreement, any other Transaction Document, the ABL Credit Agreement (immediately after giving effect to this Amendment), the Term Loan Agreement, the J. Aron Facility, the Collateral Acknowledgment Agreement or any transactions under any of the foregoing, in each case as amended, restated, supplemented or otherwise modified as of the date hereof; (c) violate any Applicable Laws; or (d) result in or require the imposition of any Lien on any property of Party B other than Permitted Liens.
3.2     Enforceability. Party B has duly executed and delivered this Amendment. This Amendment constitutes the legal, valid and binding obligation of Party B enforceable in accordance with its terms, except as enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.
3.3     No Default. As of the date hereof, immediately prior to and after giving effect to this Amendment, no Event of Default, Potential Event of Default or Termination Event has occurred and is continuing under the First Lien ISDA Master Agreement or any other Transaction Document.
3.4    Pay off. As of the 31st Amendment Effective Date, all obligations under that certain Amended and Restated Loan and Security Agreement, dated as of February 2, 2022, among the Par Borrower, Par Hawaii, Hermes, Wyoming Pipeline, the lenders party thereto from time to time and Bank of America, N.A., as administrative agent, have been paid off in full, repurchased and canceled or satisfied and discharged, in each case to the extent necessary to release the liens granted to secure such obligations.
3.5     Other Representations and Warranties. All representations and warranties of the Transaction Parties (and, as applicable, Par LLC) set forth in Section 3 of the First Lien ISDA Master Agreement (including the Additional Representations in Part 14), the Collateral Agreement and the Guarantees are true and correct in all material respects to the same extent as though made, as applicable, on the date hereof and on the Effective Date, except (a) to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, and (b) to the extent that such representations and warranties are qualified as to “materiality” or “material adverse effect” (or words of like import) shall be satisfied in all respects as so qualified).
SECTION 4. Miscellaneous.
4.1     Reaffirmation. Except as modified hereby, all of the terms and provisions of the First Lien ISDA Master Agreement and the other Transaction Documents remain in full force and effect. For the avoidance of doubt, the Fee Letter (including any amendments or supplements) thereto shall remain in full force and effect on and after the Effective Date and the Parties agree, for the avoidance of doubt, that this extension shall not be a “refinancing” and the Monthly Base Fee shall continue to apply. Party B hereby agrees that the amendments and modifications herein contained shall in no manner affect (other than expressly provided herein) or impair the Obligations or the Liens securing the payment and performance thereof. On and after the date hereof, each reference in the First Lien ISDA Master Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the First Lien ISDA Master Agreement, and each reference in each of the other Transaction Documents to “the Intermediation Agreement”, “the First Lien ISDA Master Agreement”, “thereunder”, “thereof” or words of like import referring to the First Lien ISDA Master Agreement, shall mean and be a reference to the First Lien ISDA Master Agreement, as amended by this Amendment. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of Party A under the First Lien ISDA Master Agreement or the other Transaction Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the First Lien ISDA Master Agreement or the other Transaction Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. For all purposes of this Amendment, the First Lien ISDA Master Agreement, the other Transaction Documents, and this Amendment shall each constitute a “Transaction Document”. Each of Party B, Par LLC and McChord Pipeline Co. hereby ratifies and confirms all of its obligations and liabilities under the Transaction Documents to which it is a party, as expressly modified herein.
4.2     Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. However, this Amendment shall bind no party until Party B and Party A have executed and delivered a counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic transmission (i.e., a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Amendment.
4.3     Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
4.4     GOVERNING LAW. THIS AMENDMENT AND ANY AND ALL CONTROVERSIES ARISING OUT OF OR IN RELATION TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
4.5     Complete Agreement. This Amendment, the First Lien ISDA Master Agreement and the other Transaction Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or oral agreements of the parties.
4.6     Headings. Any Section and paragraph headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

U.S. OIL & REFINING CO.

By: /s/ Shawn D. Flores
Name: Shawn D. Flores
Title: Chief Financial Officer

[Signature Page to Thirty-First Amendment to First Lien ISDA 2002 Master Agreement]

MERRILL LYNCH COMMODITIES, INC.

By: /s/ Kent L. Chenevert
Name: Kent L. Chenevert
Title: Managing Director

[Signature Page to Thirty-First Amendment to First Lien ISDA 2002 Master Agreement]

Acknowledged and Agreed:

PAR PETROLEUM, LLC

By: /s/ Shawn D. Flores
Name: Shawn D. Flores
Title: Chief Financial Officer

MCCHORD PIPELINE CO.

By: /s/ Shawn D. Flores
Name: Shawn D. Flores
Title: Chief Financial Officer

[Signature Page to Thirty-First Amendment to First Lien ISDA 2002 Master Agreement]